                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports, dated February 10, 1997, included in Hartford Life, Inc.'s Amendment No. 1 to Form 10/A for the year ended December 31, 1996 and to all references to our firm included in or made a part of this Registration Statement on Form S-8 of Hartford Life, Inc.



Hartford, Connecticut                                ARTHUR ANDERSEN LLP
June 9, 1997                                         /s/ ARTHUR ANDERSEN LLP


                                      II-9